Exhibit 10.1
#2 AMENDMENT TO EMPLOYMENT AGREEMENT
With
Robert Antokol
THIS AMENDMENT is entered into as of April 22, 2025 between Robert Antokol (I.D. No. 014552855) an individual residing at Maurizio Vitale St 9, Tel-Aviv, Israel (the “Employee”), and Playtika Ltd. registration number 514434133, whose principal place of business is located at 8 Hachoshlim St., Herzliya, Israel (the “Company” and the “Amendment” respectively).
WHEREAS,    the Employee is employed by the Company according to terms and understandings agreed upon between the parties in an Employment Agreement dated December 20, 2011, as amended from time to time (the “Employment Agreement”); and
WHEREAS,    the parties agreed to amend and update the Employment Agreement as detailed hereinafter;
The parties therefore declare and stipulate as follows:
1.General
1.1.The introduction of this Amendment shall form an integral part thereof and shall be considered to be the same as the remaining provisions of the Amendment.
1.2.Unless explicitly stated otherwise in this Amendment, all expressions in the Amendment shall be interpreted in accordance with their meaning in the Employment Agreement.
1.3.In any case of contradiction between the provisions of the Employment Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail.
1.4.Unless explicitly stated otherwise, and subject to the required changes and adjustments, all provisions of the Employment Agreement, not explicitly altered in this Amendment shall remain in full force and effect.
1.5.All capitalized terms otherwise not defined herein, shall have the meaning afforded thereto in the Employment Agreement.
1.6.This Amendment shall be effective as of January 1, 2025 (the “Effective Date”).
2.Determined Salary for Pension and Severance Contributions
2.1.As of January 1, 2012, and until the Effective Date, the parties agreed on the amounts stipulated in the table attached as Appendix A, as the determined salary for pension and severance contributions.

Exhibit 10.1
2.2.As of the Effective Date, as per the Employee’s request, the parties agree to change the previously agreed determined salary for pension and severance contributions to NIS 30,000 (the “Determined Salary for Contributions”).
2.3.The parties confirm that the arrangement of Section 14 of the Severance Pay Law 5723-1963, shall continue to apply based on the Determined Salary for Contributions.
2.4.In light of the Company’s and the Employee’s contributions being calculated based on the Determined Salary for Contributions, and considering the Employee’s distinct compensation structure as the Company’s CEO, the Employee agrees to waive any claim for severance pay or completion of severance pay beyond the Determined Salary for Contributions upon termination of employment by either party, as specified in the Employment Agreement.
3.    Miscellaneous
3.1.This Amendment shall be governed by and construed in accordance with the laws of the State of Israel and the parties hereto submit to the exclusive jurisdiction of the competent Tel Aviv, Israel court to settle any dispute or claim arising herefrom.
3.2.This Amendment shall be considered a "notice of changes to terms of employment" according to the Employee and Job Candidate Law (Terms of Employment and Candidate Screening and Selection), 2002.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first appearing above.

    /s/ Robert Antokol    /s/ Gili Brudno
    Robert Antokol    Playtika Ltd.

Exhibit 10.1
Appendix A

Year	Months	Monthly Salary NIS	Salary for Pension NIS	Salary for Severance NIS	Salary for Disability NIS
2012	1-12/2012	77,000	37,670	37,670	35,741
2013	1-6/2013	77,000	35,400	35,400	57,200
2013	7-12/2013	107,600	35,400	35,400	57,200
2014	1-12/2014	107,600	35,400	35,400	57,200
2015	1-12/2015	107,600	35,400	35,400	57,200
2016	1-12/2016	107,600	35,400	35,400	57,200
2017	1-12/2017	107,600	35,400	35,400	57,200
2018	1-12/2018	107,600	35,400	35,400	57,200
2019	1-12/2019	107,600	35,400	35,400	35,400
2020	1-12/2020	107,600	35,400	35,400	35,400
2021	1-12/2021	107,600	35,400	35,400	35,400
2022	1-12/2022	107,600	35,400	35,400	35,400
2023	1-12/2023	5,300	5,300	5,300	5,300
2024	1-12/2024	5,880	5,880	5,880	5,880